UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009 (February 17, 2009)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02               Results of Operations and Financial Condition.

On February 17, 2009, Georgia Gulf Corporation issued a press release announcing financial results for the fourth quarter of 2008 and an investor conference call to be held on February 17, 2009.  The press release and slides to be used in connection with the investor conference call are furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated into Item 2.02 of this Form 8-K by reference.

Item 7.01               Regulation FD Disclosure.

The information included in the press release and slides to be used in connection with the investor conference call attached hereto as Exhibit 99.1 and Exhibit 99.2 is hereby incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)             Exhibits.

Number	Exhibit

99.1	Press Release, dated February 17, 2009.

99.2	Slides, dated February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Joel I. Beerman
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

Date:  February 17, 2009